NATIONWIDE MUTUAL FUNDS

Nationwide Loomis Short Term Bond Fund

Supplement dated October 24, 2019
to the Summary Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Christopher T. Harms	Vice President	Since 2017
Clifton V. Rowe, CFA	Vice President	Since 2017
Kurt L. Wagner, CFA, CIC	Vice President	Since 2017
Daniel Conklin, CFA	Vice President	Since 2019

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